                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D. C. 20549
                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): MARCH 26, 1996

Commission File Number: 1-9641

                              IDENTIX INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)




                California                                 94-2842496
- ---------------------------------------------   --------------------------------
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


510 North Pastoria Avenue, Sunnyvale, California                        94086
- ------------------------------------------------                        -----
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  408-739-2000
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                              IDENTIX INCORPORATED

                                      INDEX

Item 7        Financial Statements and Exhibits

                  (a) The following financial statements are filed with this report:

                      (1) The Bio Recognition Systems Pty Limited, the predecessor entity to Fingerscan Pty Limited, financial statements for the fiscal years ended June 30, 1995, 1994, 1993, including the signed report of Price Waterhouse Chartered Accountants.

                      (2) The Fingerscan Pty Limited unaudited balance sheet as of December 31, 1995 and statement of operations and statement of cash flows for the six months ended December 31, 1995 and the Bio Recognition Pty Limited unaudited statement of operations and statement of cash flows for the six months ended December 31, 1994.

                  (b) The following unaudited pro forma combined financial
                      statements are filed with this report:

                           Unaudited pro forma combined balance sheet of Identix Incorporated and Fingerscan Pty Limited as of December 31, 1995, and unaudited pro forma combined statement of operations for the six month period ended December 31, 1995; and unaudited pro forma combined statement of operations of Identix Incorporated and Bio Recognition Systems Pty Limited for the year ended June 30, 1995.

                  (c) The following exhibits are filed with this report:

                      Number     Description
                      ------     -----------
                      (7.1)       The Bio Recognition Systems Pty Limited
                                  audited balance sheets as of June 30, 1995,
                                  1994 and 1993 and statements of operations and
                                  statements of cash flows for the fiscal years
                                  ended June 30, 1995, 1994 and 1993, including
                                  the signed report of Price Waterhouse
                                  Chartered Accountants. The Fingerscan Pty
                                  Limited unaudited balance sheet, statement of
                                  operations and statement of cash flows for the
                                  six month period ended December 31, 1995. The
                                  Bio Recognition Systems Pty Limited unaudited
                                  statement of operations and statement of cash
                                  flows for the six month period ended December
                                  31, 1994.


                      (7.2) Unaudited pro forma combined balance sheet of Identix Incorporated and Fingerscan Pty
                                  Limited as of December 31, 1995, and unaudited pro forma combined statements of operations for the six month period ended December 31, 1995; and unaudited pro forma combined statement of operations of Identix
                                  Incorporated and Bio Recognition Systems Pty
                                  Limited for the year ended June 30, 1995.

                      (23.1)      Consent of Price Waterhouse, Independent
                                  Accountants



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                              IDENTIX INCORPORATED

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          IDENTIX INCORPORATED
                                          June 7, 1996

                                          BY:      /s/James P. Scullion
                                             -----------------------------------
                                                   James P. Scullion
                                                   Chief Financial Officer
                                                   Vice President of Finance


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                              IDENTIX INCORPORATED

                                  EXHIBIT LIST


Exhibit
Number                Index
- ------                -----
7.1                   The Bio Recognition Systems Pty Limited audited balance
                      sheets as of June 30, 1995, 1994 and 1993 and statements
                      of operations and statements of cash flows for the fiscal
                      years ended June 30, 1995, 1994 and 1993, including the
                      signed report of Price Waterhouse Chartered Accountants.
                      The Fingerscan Pty Limited unaudited balance sheet,
                      statement of operations and statement of cash flows for
                      the six month period ended December 31, 1995. The Bio
                      Recognition Systems Pty Limited unaudited statement of
                      operations and statement of cash flows for the six month
                      period ended December 31, 1994.

7.2                   Unaudited pro forma combined balance sheet of Identix
                      Incorporated and Fingerscan Pty Limited as of December 31,
                      1995, and unaudited pro forma combined statements of operations for the six month period ended December 31, 1995; and unaudited pro forma combined statement of operations of Identix Incorporated and Bio Recognition
                      Systems Pty Limited for the year ended June 30, 1995.

23.1                  Consent of Price Waterhouse, Independent Accountants


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